Exhibit 99.2
USCB FINANCIAL HOLDINGS EARNINGS PRESENTATION
SECOND QUARTER 2026 NASDAQ: USCB

FORWARD-LOOKING STATEMENTS This presentation
may contain statements that are not historical in nature and are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the
Securities Exchange Act of 1934, as amended. Forward-looking statements are those that are not historical facts. The words “may,” “will,”
“anticipate,” “could,” “ should,” “would,” “believe,” “contemplate,”
“expect,” “aim,” “plan,” “estimate,” “continue,” “seek,” and
“intend,” the negative of these terms, as well as other similar words and expressions of the future, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements related to our projected growth, anticipated future
financial performance, and management’s long-term performance goals, as well as statements relating to the anticipated effects on our results of operations and financial condition from expected or potential developments or events, or business and growth strategies, including anticipated internal growth and potential future additional balance sheet restructuring. All numbers included in this presentation are unaudited unless otherwise noted. These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements.
Potential risks and uncertainties include, but are not limited to: the strength
of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to successfully manage interest rate risk, credit risk, liquidity risk, and other risks inherent to our industry; the accuracy of our financial statement estimates and assumptions, including the estimates used for our allowance for credit losses; the efficiency and effectiveness of our internal control procedures
and
processes; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; adverse changes or conditions in the capital and financial markets, including actual or potential stresses in the banking industry; deposit attrition and the level of our uninsured deposits; legislative or regulatory changes and changes, including the enactment of the One Big Beautiful Bill, in accounting principles, policies, practices or guidelines; the lack of a significantly diversified loan portfolio and our concentration in the South Florida market, including the risks of geographic, depositor, and industry concentrations, including our concentration in loans secured by real estate, in particular, commercial real estate; the effects of climate change;
the concentration of ownership of our common stock; fluctuations in the price of our common stock; our ability to fund or access the capital markets at attractive rates and terms and manage our growth, both organic growth as well as growth through other means, such as future acquisitions; inflation, interest rate, unemployment rate, and market and monetary fluctuations; the effects of potential new or increased tariffs, retaliatory tariffs and trade restrictions;
the impact of international hostilities and geopolitical events; increased competition and its effect on the pricing of our products and services as well as our net interest rate spread and net interest margin;
the loss of key employees; the effectiveness of our risk management strategies, including operational risks, including, but not limited to, client, employee, or fourth-party fraud and security breaches;
and other risks described in this presentation and other filings we make with the Securities and Exchange Commission (“SEC”).
All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. Therefore, you are cautioned not to place undue reliance on any forward-looking statements. Further, any forward-looking statements included in this presentation are made only as of the date hereof, and we undertake no obligation to update
or revise any forward-looking statements to reflect events or circumstances occurring after the date on which the statements are made or to reflect the occurrence of unanticipated events, unless required to do so under the federal securities laws. You should also review the risk factors described in the reports USCB Financial Holdings, Inc.
has filed or will file with the SEC. Non-GAAP Financial Measures
This presentation includes financial information determined by methods other than in accordance with generally accepted accou
nting principles (“GAAP”). This financial information includes certain operating performance measures. Management has included
these non-GAAP financial measures because it believes these measures may provide useful supplemental information for evaluating the
Company’s expectations and underlying performance trends.
Further, management uses these measures in managing and evaluating the Company’s business and intends to refer to them in discussions about our operations and performance. Operating performance
measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance
with GAAP, and are not necessarily comparable to non-GAAP
measures that may be presented by other companies. Reconciliations of these non-GAAP measures to the most directly comparable
GAAP measures can be found in the Non-GAAP financial measures reconciliation tables included in this presentation. 2

Q2 2026 HIGHLIGHTS - Strong Earnings Growth Driven by Loan Production
& Margin Expansion GROWTH EOP assets surpassed $3.0 billion.
Average loans increased $81.2 million or 15.0% annualized
over Q1. Average deposit increased $61.9 million or 10.2% annualized from Q1. Average DDA increased $47.4 million or 32.5%
over Q1. EARNINGS & PROFITABILITY ROAA was 1.26%
and ROAE was 15.90%. PTPP ROAA(1) was 1.93% improvement
from 1.79% for Q1. Net income was $9.1 million, or $0.49 per diluted share. Net interest income before provision for credit losses increased to $24.4M, up $2.3 million or 42.6% annualized over Q1. Net interest margin improved to 3.49% from 3.27% for Q1. Deposit cost decreased
4 bps to 2.16% from Q1. Efficiency ratio was 49.97% improvement from
52.34% for Q1. CAPITAL/ CREDIT Non-performing
loans totaled $2.1 million or 0.09% of total loans. ACL coverage ratio was 1.15% of total loans. Net charge-offs to average loans was 0.05% Total risk-based capital ratio was 13.88% for the Company. Non
-GAAP financial measure. See reconciliation in this presentation.
3

HISTORICAL FINANCIALS – Consistent Growth, Profitability and
Credit Discipline Loans In millions $765 $2,322 2017 2018 2019
2020 2021 2022 2023 2024 2025 Q2 2026 Deposits In millions $820
$2,452 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026
Total Stockholders’ Equity In millions $114 $233 2017
2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026 ACL/Total
Loans 1.33% 1.15% 2017 2018 2019 2020 2021 2022 2023 2024
2025 Q2 2026 Net charge-offs (recoveries) In thousands ($2,182)
$2,885 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026
Nonperforming Assets/Total Assets 0.17% 0.07% 2017 2018
2019 2020 2021 2022 2023 2024 2025 Q2 2026 Net Interest
Income In millions $31 $84 2017 2018 2019 2020 2021 2022 2023
2024 2025 Q2 2026 Efficiency ratio 86.65% 49.97% 2017 2018 2019
2020 2021 2022 2023 2024 2025 Q2 2026 PTPP ROAA 0.52%
1.93% 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q2 2026 (1) Loan
amounts include deferred fees/costs. (2) ACL was calculated
under the CECL standard methodology for all periods beginning
January 1, 2023, and the incurred loss methodology for all periods before. (3) Non-GAAP financial measure. See reconciliation in this presentation. 4

DIFFERENTIATED FRANCHISE DRIVING CONSISTENT
PERFORMANCE Attractive Market South Florida franchise
positioned in dynamic and growing markets. Commercially attractive footprint Business and wealth-migration tailwinds Relationship opportunities across local markets A Dynamic Market Driving Business
Growth Business Verticals Diversified funding supported
by targeted relationship verticals. Association Banking Private
Client Group Correspondent Banking Deposit-focused verticals: approx.
30% of deposits at 6/30/26 Relationship-Driven Model Local decision
-making with direct access to experienced bankers. Faster execution than larger institutions Senior-level client engagement High-touch concierge service for commercial and private clients Community-bank responsiveness with public-bank discipline Proven Execution
Strong earnings, disciplined growth and excellent credit quality.
Q2 2026 ROAA: 1.26%; ROAE: 15.90% Average loans
+15.0% Annualized Q2oQ1 NPLs: 0.07% of total assets Quarterly performance reflects disciplined execution A scalable community
-bank model combining local execution, specialized deposits, disciplined credit and attractive market positioning. 5

FINANCIAL RESULTS – Strong Operating Performance
Driven by Balance Sheet Growth Balance Sheet (EOP) Income Statement
In thousands (except per share data) Q2 2026 Q1 2026 Q2
2025 Total Securities $468,986 $427,091 $444,122 Total
Loans (1) $2,322,385 $2,241,051 $2,113,318 Total Assets $3,019,701
$2,845,735 $2,719,474 Total Deposits $2,452,271 $2,493,580
$2,335,661 Total Equity (2) $233,238 $223,246 $231,583 Net
Interest Income $24,387 $22,048 $21,034 Non-Interest Income
$3,560 $4,150 $3,370 Total Revenue (3) $27,947 $26,198
$24,404 Provision for Credit Losses $1,267 $801 $1,031 Non-Interest
Expense $13,966 $13,711 $12,634 Income Before Income
Taxes $12,714 $11,686 $10,739 Income Tax Expense
$3,636 $2,335 $2,599 Net Income $9,078 $9,351 $8,140 Diluted
Earnings Per Share (EPS) $0.49 $0.51 $0.40 PTPP Net Income
(4) $13,981 $12,487 $11,770 Weighted Average
Diluted Shares 18,509,572 18,454,006 20,295,794 (1) Loan amounts include deferred fees/costs. (2) Total Equity includes accumulated other comprehensive loss of $31.4 million for Q2 2026, $31.3 million for
Q1 2026, and $41.8 million for Q2 2025. The increase
in total stockholders’ equity was partially offset by the cost of the repurchase of 2.0 million shares of Class A common stock in September 2025, as previously disclosed. (3) Equals net interest income plus non
-interest income. (4) Non-GAAP financial measures. See reconciliation in this presentation. 6

KEY PERFORMANCE INDICATORS - Profitable Growth
Driving Shareholder Value In thousands (except for
TBV/share and ratios) Q2 2026 Q1 2026 Q2 2025 GROWTH Profitability
CAPITAL/CREDIT Total Assets (EOP) $3,019,701 $2,845,735
$2,719,474 Total Loans (EOP) (1) $2,322,385 $2,241,051
$2,113,318 Total Deposits (EOP) $2,452,271 $2,493,580
$2,335,661 Tangible Book Value/Share (2)(3)(5)
$12.64 $12.23 $11.53 Return On Average Assets (4) 1.26% 1.34%
1.22% PTPP Return On Average Assets (4)(5) 1.93% 1.79%
1.76% Return On Average Equity (4) 15.90% 17.07% 14.29%
Net Interest Margin (4) 3.49% 3.27% 3.28% Efficiency
Ratio 49.97% 52.34% 51.77% Tangible Common Equity/Tangible
Assets (3)(5) 7.72% 7.84% 8.52% Total Risk-Based Capital (6)
13.88% 14.09% 13.73% NCO/Avg Loans (4) 0.05%
0.00% 0.14% NPA/Assets 0.07% 0.13% 0.05% Allowance
for Credit Losses/Loans 1.15% 1.16% 1.18% (1) Loan amounts
include deferred fees/costs. (2) AOCI effect on tangible book value per share was ($1.70) for Q2 2026, ($1.72) for Q1 2026 and ($2.08)
for Q2 2025. (3) TBV/share and TCE/TA were affected
by the effect of the cost of the repurchase of 2.0 million shares of Class A common stock in September 2025 in stockholders' equity, as previously disclosed. (4) Annualized. (5) Non-GAAP financial measure.
See reconciliation in this presentation. (6) Reflects the Company's regulatory capital ratios. 7

DEPOSIT PORTFOLIO – DDA Above $600MM Drives Lower
Deposit Costs and Margin Expansion Deposits AVG Non-interest
-bearing demand deposits Interest-bearing deposits Deposit EOP
In millions Non-interest-bearing demand deposits Savings and money market deposits Interest-bearing checking deposits Time deposits Commentary Average DDA deposits increased
by $47.4 million or 32.5% annualized compared to prior quarter.
Average deposits totaled $2.5 billion, reflecting an increase of $61.9 million or 10.2% annualized compared to prior quarter and an increase of $198.3 million or 8.7% compared to the second quarter of 2025. Deposit cost improved to 2.16%, decreasing 4 bps quarter
-over-quarter and 30 bps year-over-year. Deposit Cost Q2 2025 Q3
2025 Q4 2025 Q1 2026 Q2 2026 Interest-Bearing Deposits 3.29%
3.29% 3.02% 2.89% 2.90% Total Deposits (1) 2.46% 2.53%
2.28% 2.20% 2.16% (1) Reflects effects of non-interest-bearing deposits. (1) Reflects effects of non-interest-bearing demand deposits.
8

LOAN PORTFOLIO – Loan Growth Momentum Positions USCB
for Sustained Performance Total Loans (AVG) In
millions 6.23% 6.21% 6.16% 6.11% 6.20% $2,057 $2,099 $2,131
$2,178 $2,259 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Loans
Loan Yields Total Gross Loans (EOP) (1) In millions
Net Growth $2,106 $2,125 $2,183 $2,234 $2,317 $218 $208 $207 $208
$208 $110 $105 $128 $128 $138 $264 $269 $296 $291 $300 $307
$317 $308 $347 $357 $1,207 $1,226 $1,245 $1,260 $51,314 Q2 2025
Q3 2025 Q4 2025 Q1 2026 Q2 2026 Commercial real
estate Residential real estate Commercial and industrial Correspondent banks
Consumer and other Commentary Average loans increased
$81.2 million or 14.96% annualized compared to prior quarter and
$201.5 million or 9.8% compared to second quarter 2025. Loan yield increased to 6.20% in Q2 2026, driven by the full-quarter impact of prior-quarter originations and new loans added during the quarter. (1) Excludes deferred fees/cost. 9

LOAN PRODUCTION – Record Quarterly Loan Production of $272 Million
Net Loan Production Trend In millions, except for ratios 7.12%
6.43% 5.93% 5.87% 5.90% $187 $110 $132 $113 $196 $137
$188 $136 $272 $189 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026
Loan Production/Line changes Loan Amortization/payoffs New
loans weighted average coupon Loan Composition Trend EOP
(1) In millions, except for ratios $948 $2,317 28% 15% 63% 57%
9% 28% Jun-26 Jun-26 Residential real estate Commercial
real estate Real Estate Loans Commercial and industrial, Correspondent banks, and consumer and other (1) Excludes deferred
fees/cost. Commentary Gross loan production totaled $272.0 million during the second quarter of 2026, with June closings accounting for $116.5 million or 42.6%, of total quarterly production. Additionally,
$83.5 million, or 30.6% of quarterly loan closings, consisted of correspondent banking loans, which carried a new‑loan yield of
5.22%; these loans are typically 180-day notes. Excluding correspondent banking loan production, the weighted‑average yield on new loans originated during the quarter was 6.20%. Embedded prepayment penalties help protect yield and earnings in the event of early loan prepayments.
10

NET INTEREST MARGIN – NIM Driven by Loan Growth and Stable
Funding Cost Net Interest Income/Margin (1) In thousands (except ratios) Net Interest Income NIM Interest-Earning Assets Mix
(AVG) Total Loans Investment Securities Cash
Balances & Equivalents Commentary Net interest income
increased $2.3 million or 42.6% annualized compared to prior quarter and $3.4 million or 15.9% compared to second quarter 2025. Interest
-earning asset mix shifted toward higher-yielding assets, while lower funding costs and the increase in yields drove net interest income and a 3.49% NIM. Interest Rates and Yields Q2 2025 Q3 2025 Q4
2025 Q1 2026 Q2 2026 Loans 6.23% 6.21% 6.16% 6.11% 6.20%
Investment securities 3.06% 3.03% 3.01% 3.05% 3.35% Interest
-earning assets 5.64% 5.56% 5.54% 5.49% 5.67% Deposits (2) 2.46%
2.53% 2.28% 2.20% 2.16% Interest-bearing liabilities 3.32%
3.34% 3.14% 3.05% 3.05% Annualized. Reflects effects of
non-interest-bearing deposits. 11

ASSET QUALITY – Exceptional Credit Quality Supports Sustainable
Growth Allowance for Credit Losses In thousands (except
ratios) 1.18% 1.17% 1.16% 1.16% 1.15% $24,933 $24,964 $25,500 $26,102
$26,701 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Allowance
for credit loss ACL/Total loans Non-performing Loans In thousands
(except ratios) 0.06% 0.06% 0.14% 0.16% 0.09% $1,366 $1,310
$3,138 $3,640 $2,148 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026
Non-accrual loans Non-performing loans to total loans Commentary
The allowance for credit losses had a net increase of $599 thousand from the prior quarter, as reserves built for loan growth were partially offset by $288 thousand net charge-offs. ACL coverage ratio was 1.15% as of June 30, 2026. Non‑performing loans decreased by $1.5 million from the prior quarter to $2.1 million. The non‑performing loans‑to‑total loans
ratio decreased to 0.09% as of June 30, 2026. Classified Loans
(1) to Total Loans 0.27% 0.22% 0.29% 0.30% 0.20% Q2
2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 (1) Loans classified as substandard at period end. No loans classified doubtful at any of the dates presented. 12

NON-INTEREST INCOME - Diversified Fee Income Provides
Consistent Revenue Contribution In thousands (except ratios) Q2 2026
Q1 2026 Q4 2025 Q3 2025 Q2 2025 Total service fees
$2,601 $3,100 $2,209 $2,661 $ 2,402 Wire fees $618 $623 $656 $647
$604 Swap fees $572 $1,554 $449 $790 $428 Other $1,411
$923 $1,104 $1,224 $1,370 Gain (loss) on sale of securities
available for sale - $14 ($7,498) ($28) - Gain on sale of loans held for sale - $106 $197 $128 $151 Other income $959 $930 $914
$923 $817 Total non-interest income $3,560 $4,150 ($4,178)
$3,684 $3,370 Average total assets $2,900,725 $2,834,717
$2,799,863 $2,798,115 $2,677,198 Non-interest income/Average assets (1) 0.49% 0.59% (0.59%) 0.52% 0.50% Commentary Non-interest income decreased in the second quarter of 2026, primarily due to elevated swap loan activity in the prior quarter. Other service fee income increased $488 thousand, driven primarily by a $432 thousand increase in loan prepayment penalty income compared to the
prior quarter. Non-interest income was 12.7% of total revenue for second quarter 2026. (1) Annualized. 13

NON-INTEREST EXPENSE - Expense Management Supports Operating
Leverage In thousands (except ratios) Q2 2026 Q1 2026 Q4 2025 Q3
2025 Q2 2025 Salaries and employee benefits $8,537 $8,570 $8,668
$7,909 $7,954 Occupancy 1,369 1,316 1,327 1,382 1,337 Regulatory
assessments and fees 397 484 443 377 396 Consulting and legal fees 583 561 900 585 263 Network and information technology services
524 560 599 656 564 Other operating expense 2,556 2,220 2,338
2,139 2,120 Total non-interest expense $13,966 $13,711
$14,275 $13,048 $12,634 Operating efficiency ratio (1) 49.97%
52.36% 55.92% 52.22% 51.77% Non-interest expense/Average
assets (2) 1.93% 1.96% 2.02% 1.85% 1.89% Full-time equivalent employees
216 211 204 206 203 Commentary Efficiency ratio improvement
to 49.97% supported by higher net interest income during
the quarter. Total non-interest expense increased by $255
thousand compared to the prior quarter, primarily driven by a $312 thousand excise tax expense on share repurchases executed
in 2025, which was recorded in other operating expense. (1) Non-GAAP financial measures. See reconciliation in this presentation. (2) Annualized.
14

CAPITAL - Strong Capital Levels Support Continued Organic Growth
Capital Ratios (1) Leverage Ratio TCE/TA (2) Tier 1 Risk-Based
Capital Total Risk-Based Capital AOCI In Millions Q2 2026 8.81%
7.72% 11.01% 13.88% ($31.4) Q1 2026 8.61% 7.84% 11.09%
14.09% ($31.3) Q2 2025 9.72% 8.52% 12.52% 13.73% ($41.8) Well
-
Capitalized 5.00% NA 8.00% 10.00% Commentary On July 20, 2026,
the Company’s Board of Directors declared a quarterly cash
dividend of $0.125 per share on the Company’s Class A common stock.
The dividend will be payable on September 4, 2026, to shareholders of record as of the close of business on August 17, 2026. Q2 2026 EOP common stock shares outstanding: 18,459,470. AOCI was ($31.4)
million or ($1.70) per share as of June 30, 2026. (1) Reflects the
Company's regulatory capital ratios. (2) Non-GAAP financial
measures. See reconciliation in this presentation. 15

TAKEAWAYS - Attractive Franchise Positioned
for Continued Growth Leading franchise located in one of the most attractive banking markets in U.S. Scarcity value in the Miami MSA
Robust capital position with regulatory ratios well in excess of “well capitalized” threshold Low risk, commercially oriented loan
portfolio Demonstrated profitability profile since 2015 recap further improved by current management team Strong asset quality
– minimal charge-offs experienced since 2015 recap
Attractive deposit base driven by steady growth in specialized verticals Balanced liquidity profile with a 94.7% loan/deposit ratio (EOP) 16

APPENDIX – NON-GAAP RECONCILIATION In thousands
(except ratios) USCB FINANCIAL HOLDINGS, INC. NON-GAAP
FINANCIAL MEASURES (UNAUDITED) (Dollars in thousands)
As of or For the Three Months Ended 6/30/2026 3/31/2026
12/31/2025 9/30/2025 6/30/2025 Pre-tax pre-provision ("PTPP")
income: (1) Net income $ 3078 $ 3351 $ 1363 $ 8939 $ 8140
Plus: Income tax expense 3638 2935 1911 2866 2639 Plus:
Provision for credit losses 1267 501 480 105 1031 PTPP income $ 13981
$ 12487 $ 3754 $ 11910 $ 11770 PTPP return on average
assets: (1) PTPP income $ 13981 $ 12487 $ 3754 $ 11910 $ 11770
Average assets $ 2900725 $ 2834717 $ 2793863 $ 2798315
$ 2877198 PTPP return on average assets 193% 179% 0.53% 169%
176% Operating net income: (1) Net income $ 3078 $ 3351
$ 1363 $ 8939 $ 8140 Less: Net gains (losses) on sale of securities
$ 14 $ (7,498) $ (28) Less: Tax effect on sale of securities (4)
1900 7 Plus: Tax (benefit) liability expense from prior periods
(619) [4] 1096 [4] Operating net income $ 3078 $ 8722 $ 8057 $
8960 $ 8140 Operating return on average assets: (1) Operating net income $ 3078 $ 8722 $ 8057 $ 8960 $ 8140 Average assets $ 2900725
$ 2834717 $ 2793863 $ 2798115 $ 2677198 Operating net
income return on average assets 128% 125% 114% 127%
122% Operating return on average equity: (1) Operating net income
$ 3078 $ 8722 $ 8057 $ 8960 $ 8140 Average equity $
228333 $ 222326 $ 212393 $ 225316 $ 228432 Operating net income return on average equity 15.90% 15.32% 15.05% 15.78%
14.23% Operating revenue: (1) Net interest income $ 24387 $ 22048
$ 22207 $ 21274 $ 21034 Non-interest income 3560 4150 (4,178)
3684 3370 Less: Net gains (losses) on sale of securities 14 (7,438)
(28) Operating revenue $ 27347 $ 26184 $ 25527 $ 24386
$ 24404 Operating efficiency ratio: (1) Total non-interest
expense $
13366 $ 13711 $ 14275 $ 13048 $ 12634 Operating revenue $ 27347
$ 26184 $ 25527 $ 24386 $ 24404 Operating efficiency ratio
49.37% 52.36% 55.92% 52.22% 51.77% (1) The Company believes
these non-GAAP financial measurements are key indicators
of the ongoing earnings power of the Company. (2) Annualized.
(3) The Company recognized a $619 thousand income tax benefit in the first quarter of 2026 due to an adjustment to the deferr ed tax asset calculation from 2025. (4) State tax liability expenses for
2024 and for the first three quarters of 2025 were recognized during the fourth quarter of 2025. The state tax expense is related to taxes due on interest income on loans whose collateral is located outside of the State of Florida. 17

APPENDIX – NON-GAAP RECONCILIATION In thousands
(except ratios and share data) As of or For the Three Months Ended
6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 Tangible
book value per common share (at period-end): (1)(4) Total
stockholders' equity $ 233,238 $ 223,246 $ 217,183 $ 209,095 $ 231,583
Less: Intangible assets Tangible stockholders' equity (3) $
233,238 $ 223,246 $ 217,183 $ 209,095 $ 231,583 Total shares issued and outstanding (at period-end): Total common shares
issued and outstanding 18,459,470 18,257,400 18,137,885 18,107,385
20,078,385 Tangible book value per common share
(2) $ 12.64 $ 12.23 $ 11.97 $ 11.55 $ 11.53 Operating diluted net income per common share: (1) Operating net income $ 3,078
$ 8,722 $ 8,057 $ 8,960 $ 8,140 Total weighted average
diluted shares of common stock 18,509,572 18,454,006 18,348,725 19,755,820
20,295,794 Operating diluted net income per common share: $ 0.49
$ 0.47 $ 0.44 $ 0.45 $ 0.40 Tangible Common Equity/Tangible
Assets (1)(4) Tangible stockholders' equity (3) $ 233,238
$ 223,246 $ 217,183 $ 209,095 $ 231,583 Tangible total assets (3)
$ 3,019,701 $ 2,845,735 $ 2,791,540 $ 2,767,945 $ 2,719,474 Tangible
Common Equity/Tangible Assets 7.72% 7.84% 7.78% 7.55% 8.52%
(1) The Company believes these non-GAAP financial measurements are key indicators of the ongoing earnings power of the Company.
(2) Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options. (3)
Since the Company has no intangible assets, tangible stockholders'
equity and tangible total assets are the same amounts as stockholders'
equity and total assets, respectively, as calculated under GAAP.
(4) The decrease in total stockholders' equity in September 2025 was primarily driven by the repurchase of 2.0 million shares of Class
A common stock, as previously
disclosed. 18

APPENDIX – BUSINESS VERTICALS Differentiated Banking
Product Offerings and Services Private Client Group (1) $328MM Deposits
Deposit aggregating focus/strategy. Tailored products
& services for professionals, professional firms, business owners, and affluent individuals and their families. PCG also provides concierge
-level banking service for the legal and healthcare sectors delivering financial solutions designed specifically for these professionals.
Yacht Lending $203MM Loans Yacht financing for
larger vessels, transaction range is $750k -$7.5MM. Brokered oriented business, 3 vendor approved brokers. Member of the National
Marine Lenders Association. Launched this new vertical in 2022.
Association Banking $165MM Deposits / $135MM Loans Deposit
aggregating focus/strategy. Banking for Homeowner Associations and Property Managers. Offer deposit collection services
and esoteric lending solutions ranging from insurance premium and large capital improvements
financing. Significant lending capacity to target large credits.
SBA / Small Business Lending $64MM Loans Relationship-oriented business focused on delivering fast loan commitments to small and medium-sized enterprises. Predominately small business line of credits and CD secured loans. Affordable SBA loan provider.
Approved by the SBA to participate in the Preferred Lenders
Program. Specialty banking products, services and solutions designed for small businesses, homeowner associations, law firms, medical practices and other professional services firms, yacht lending and global banking services Correspondent Banking $245MM Deposits / $139MM
Loans Comprehensive range of both domestic and international services with the latest in technology to ensure quick processing.
Focus on Caribbean and Latin American countries. Correspondent banking services include letters of credit, foreign collections, wire transfers, ForEx and trade finance. Balances as of June 30, 2026. (1)
Effective 4th quarter 2025, the Private Client Group vertical now includes balances for the entire business unit, encompassing not only some Jurist Advantage and Health Industry sectors, but also other professional and affluent client segments. Accordingly, balances presented for PCG reflect the full scope of the business unit, rather than select sectors as previously reported. When evaluating period-over-period trends, please consider this expanded scope. 19

APPENDIX – LOAN PORTFOLIO MIX Loan Portfolio Mix (1)
15% Residential real estate 9% CRE – Owner occupied 48%
CRE – Non-owner occupied 13% Commercial and industrial 6%
Correspondent banks 6% Consumer and other 9% $2,317MM
CRE Loan Mix Other 3% Retail 25% Multifamily 24% CRE – Owner
Occupied 16% Office 9 % Warehouse 12% Hotels 8%
Land/Construction 3% $1,314MM Commentary Total loan balance
at quarter end was $2,317 million (4). Commercial Real Estate
(owner occupied and non-owner occupied) was 56.7% or $1,314
million of the total loan portfolio. CRE mix is diversified and granular.
Retail non-owner occupied makes up 25% of total CRE or $330.8 million. CRE Loan Portfolio (non-owner occupied and owner
occupied) Weighted Average Loan Type Outstanding
Balance (1) LTV (2) DSCR (3) Average Loan Size (1)
Retail $352 55% 1.52 $3.0 Multifamily $322 55% 1.31 $2.0 Office
$187 53% 1.96 $1.5 Warehouse $235 56% 1.57 $1.7 Hotel
$100 56% 2.02 $3.9 Other $86 53% 1.84 $1.8 Land/Construction
$41 51% NA $1.9 As of 06/30/26 (1) Balance in millions. Excludes deferred fees/cost. (2) LTV - Loan to value ratio. (3)
DSCR - Debt service coverage ratio. (4) Excludes deferred
fees/cost (5) Includes loan types: office, warehouse, retail, and other 20

APPENDIX – SECURITIES PORTFOLIO EOP for Balance
Sheet amounts, in millions Portfolio Composition CMO 25% MBS 14%
CMBS 47% SBA 6% Agency 4% Municipalities 1% Corporate
3% Bank Subordinated Debt Securities Portfolio Key Metrics
Metrics as of 06/30/2026 Securities portfolio $ 469.0 AFS as %
of portfolio 71% HTM as % of portfolio 29% Qtr. weighted avg.
port. yield 3.35% Average life 6.4 Modified duration 5.3
Commentary Securities portfolio totaled $469.0 million; 71.0% of the portfolio is classified as AFS, while 29.0% is classified as HTM.
The modified duration is 5.3 and the average life is 6.4 years.
Duration has increased because we have purchased
longer-duration bonds to protect the balance sheet from expected lower interest rates. We expect to receive $27.5 million from the securities portfolio for the remainder of 2026, at current rates; these cashflows will support loan growth and/or deposit volatility. 86% of
the portfolio is invested in agency mortgage-backed securities, boosting liquidity. Estimated Short Term Cashflows -100 Base +100
2026 $44.3 $27.5 $25.4 2027 $78.6 $58.5 $52.9 2028 $54.4 $49.1
$44.8 2029 $41.9 $41.9 $38.9 Total Cashflow $219.2 $176.9
$162.0 Total Cashflow / Total Portfolio 42% 34% 31% 21

APPENDIX – INTEREST RATE SENSITIVITY Loan
Portfolio Repricing Profile by Rate Type Hybrid ARM $85MM
4% Fixed Rate $851MM 37% Variable Rate $1,381$ 59%
$2,317MM 8% 56% 36% Loan Repricing Schedule Variable
& Hybrid Rate Loans $387MM 27% $794MM 54% $163MM 11%
$122M 8% $1,466MM 0-1 yrs. 1-2 yrs. 2-3 yrs. >3 yrs. Static NII Simulation
Year 1 & 2 Year 1 Year 2 2.6% -3.1% in this
slide the Static NII Simulation percentages must be updated manually
0.9% -2.3% Net Interest Income change from base ($ in thousands and % change) 22

CONTACT INFORMATION LOU DE LA AGUILERA
Chairman, President & CEO (305) 715-5186 laguilera@uscentury.com
ROB ANDERSON EVP, Chief Financial Officer (305)
715-5393 rob.anderson@uscentury.com INVESTOR RELATIONS
InvestorRelations@uscentury.com 23